UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 7, 2019

Motorola Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-7221	36-1115800
(Commission File Number)	(IRS Employer Identification No.)

500 W. Monroe Street
Chicago, Illinois	60661
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 576-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

On January 7, 2019, Motorola Solutions, Inc. (the “Company”) filed with the Securities and Exchange Commission a prospectus supplement dated January 7, 2019, pursuant to Rule 424(b) under the Securities Act of 1933, as amended, pursuant to the Company’s effective shelf registration statement on Form S-3ASR (Registration No. 333-223828). The prospectus supplement was filed to register the resale from time to time by certain selling stockholders of up to 1,802,379 shares of the Company’s common stock.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Number	Exhibit

Exhibit 5.1	Opinion of Winston & Strawn LLP as to the legality of the securities being registered.

Exhibit 23.1	Consent of Winston & Strawn LLP (contained in the opinion filed as Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTOROLA SOLUTIONS, INC.
(Registrant)

Dated: January 7, 2019	By:	/s/ Kristin L. Kruska
	Name:	Kristin L. Kruska
	Title:	Corporate Vice President, Transactions, Corporate & Securities Law and Secretary